Exhibit 10.2

NF Roasters Corp.
c/o Berjaya Corporation Berhad
Lot 1.35 C&D, 1st Floor
Podium Block, Plaza Berjaya
No. 12 Jalan Imbi, 55100 Kuala Lumpur
West Malaysia

As of April 23, 2008

Nathan’s Famous Systems, Inc.
1400 Old Country Road, Suite 400
Westbury, New York 11590

Re:    KRR Co-Brand License Agreement

Gentlemen:

Reference is made to the Stock Purchase Agreement dated April 23, 2008 by and among Nathan’s Famous, Inc. (“Seller”), Roasters Asia Pacific (Cayman) Limited (“Purchaser”) and NF Roasters Corp. (“Company”) (the “Stock Purchase Agreement”). Except as otherwise expressly provided, all capitalized terms used herein shall have the meanings ascribed to them in the Stock Purchase Agreement.

In accordance with Section 4.4 of the Stock Purchase Agreement, the Parties have agreed that, simultaneously with the execution of the Stock Purchase Agreement, Purchaser on the one hand and Seller or an affiliate of Seller on the other hand shall enter into a separate agreement (the “KRR Co-Brand License Agreement”) to appoint NFSI (as defined below) as Company’s agent to enforce the terms and conditions of the Sub-License Agreement (as defined below), including the quality control requirements specified thereunder, and to appoint NFSI as a licensee with the right to grant sub-licenses in respect of the Intellectual Property Rights. The Parties acknowledge and agree that the Seller would not execute, deliver and perform the Stock Purchase Agreement without the simultaneous execution and delivery of this Agreement.

When executed by Company and Nathan’s Famous Systems, Inc. (“NFSI”), an affiliate of Seller, the following terms shall constitute the KRR Co-Brand License Agreement (as described in Section 4.4 of the Stock Purchase Agreement). Consequently, the Company and NFSI hereby agree as follows:

1.
Company hereby irrevocably assigns to NFSI, for so long as the license granted hereunder shall remain in effect, all of Company’s right, title and interest in and to the Sub-License Agreements to which the Company is a party; excluding however, any right, title and interest of the Company as set forth in Sections 4, 6 and 10(d) thereof.

2.
Company hereby grants a license to NFSI all of the Intellectual Property Rights which are necessary for NFSI to operate and/or authorize the operation of the KRR Co-Branded Locations pursuant to the terms set forth herein. The Company agrees to maintain and enforce all Intellectual Property Rights licensed to NFSI pursuant to this Agreement, and to keep all such rights in full force and effect, as Company deems necessary in Company’s sole and absolute discretion in order to permit the operation of the KRR Co-Branded Locations as presently operated.

3.
NFSI shall be permitted to use or sublicense the use of the Intellectual Property Rights in connection with the operation and/or authorization of the operation only of the KRR Co-Branded Locations as listed on Exhibit A hereto pursuant to the terms and conditions of the license agreements between NFSI and the operators of such co-branded locations (“Sub-License Agreements”) and for no other purpose.

4.
NFSI is hereby appointed as Company’s agent with respect to all Sub-License Agreements and NFSI agrees to enforce all of the terms and conditions of the Sub-License Agreements, including but not limited to the maintenance of quality control; provided that in the event of any difference between the provisions of Section 2 of the Sub-License Agreements and the Existing Standards, the maintenance of quality control shall de deemed to require that the sub-licensees maintain the Existing Standards. In this regard, NFSI will conduct periodic inspections of each location to ensure that the Existing Standards are being met and will send reports to Company after such inspections are conducted.

5.
NFSI agrees that the KRR Co-Branded Locations will be operated by NFSI and/or the “Nathan’s Famous” and “Miami Subs” franchisees in compliance with the Existing Standards, and that the KRR Co-Branded Locations will not be permitted to make any changes to the Existing Standards without Company’s prior written consent (which will not be unreasonably withheld or delayed). However, no KRR Co-Branded Locations shall have any obligation to comply with any changes to the Existing Standards proposed or suggested by Company.

6.
As between NFSI and Company, NFSI shall be solely responsible for all franchise support owed to the operators of the KRR Co-Branded Locations, and Company shall have no liability in connection therewith.

7.
The rights granted to NFSI hereunder shall continue for the term of the Sub-License Agreements; provided that nothing shall obligate any particular KRR Co-Branded Location to continue to use the Intellectual Property Rights. If any such location ceases to use the Intellectual Property Rights, the Sub-License Agreement for such location shall be deemed immediately terminated and NFSI shall ensure that the sub-licensee shall terminate its use of the Intellectual Property Rights.

8.
No franchise fees, royalties, product rebates or any other monies shall be due from NFSI (or its operators and suppliers) to Company in connection with the continued operation of the Existing KRR Co-Branded Locations.

9.
The Company, its affiliates, successors and assigns shall have the right to use or license the Intellectual Property Rights at any location throughout the world (“Company Location”) irrespective of whether any such Company Location competes with an Existing KRR Co-Branded Location.

10.
This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law or conflicts of law principles thereof. The parties hereto irrevocably submit to the jurisdiction of the state or Federal courts located in Nassau County, New York in connection with any suit, action or other proceeding arising out of or relating to this agreement and the transactions contemplated hereby (including any claim for injunctive relief), and hereby agree not to assert, by way of motion, as a defense, or otherwise in any such suit, action or proceeding that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this agreement or the subject matter hereof may not be enforced by such courts.

11.
For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

Sincerely, NF Roasters Corp.

By:	/s/Derek Chee Seng Chin
Name: DEREK CHEE SENG CHIN
Title: DIRECTOR

Roasters Asia Pacific (Cayman) Limited

By:	/s/Francis Lee Kok Chuan
Name: FRANCIS LEE KOK CHUAN
Title: DIRECTOR

Accepted and agree to:

Nathan’s Famous Systems, Inc.

By:       /s/Wayne Norbitz

Name: WAYNE NORBITZ

Title:   PRESIDENT & COO

Nathan’s Famous, Inc.

By:        /s/Eric Gatoff

Name:  ERIC GATOFF

Title:    CEO

Exhibit A
KRR Co-Branded Locations

Host Concept	Location
Nathan’s Famous	Lacey Mall, 244 N. Main Street, Lanoka Harbor, NJ
Nathan’s Famous	Menlo Park Mall, Edison, NJ
Nathan’s Famous	Mall of America, Bloomington, MN
Nathan’s Famous	705 8th Avenue, New York, NY
Nathan’s Famous	1670 Deer Park Ave., Deer Park, NY
Nathan’s Famous	Smith Haven Mall, Middle Country Road, Lake Grove, NY
Nathan’s Famous	South Shore Mall, 1701 Sunrise Highway, Bay Shore, NY
Nathan’s Famous	Hudson Mall, 701 Route 440, Jersey City, NY
Nathan’s Famous	1A Main Street, East Hartford, CT
Nathan’s Famous	121 S. Palm Canyon Drive, Palm Springs, CA
Nathan’s Famous	90-30 Sutphin Blvd., Jamaica, NY
Nathan’s Famous	Seton Hall University, S. Orange Ave., S. Orange, NJ
Nathan’s Famous	3380 Hillside Ave., New Hyde Park, NY
Nathan’s Famous	1291 Broadway, Brooklyn, NY
Nathan’s Famous	1625 Boardwalk, Atlantic City, NJ
Nathan’s Famous	Queens Center, 90-15 Queens Blvd., Elmhurst, NY
Nathan’s Famous	Moorestown Mall, 400 Route 38, Moorestown, NJ
Nathan’s Famous	Willowbrook Mall, 1400 Willowbrook Mall, Wayne, NJ
Nathan’s Famous	Freehold Raceway Mall, 3710 Route 9, Freehold, NJ
Nathan’s Famous	Palms Casino Resort, 4321 W. Flamingo Rd., Las Vegas, NV
Nathan’s Famous	Manhattan Mall, 1275 Broadway, New York, NY
Nathan’s Famous	Sunrise Mall, 1 Sunrise Hwy, Massapequa, NY
Nathan’s Famous	545 William Floyd Parkway, Shirley, NY
Nathan’s Famous	Pembroke Lakes Mall, 11401 Pines Blvd., Pembroke Pines, FL
Nathan’s Famous	Orlando Int’l Airport, Landside, Orlando, FL
Nathan’s Famous	Plattekill Travel Plaza, Interstate 87, Wallkill, NY
Nathan’s Famous	Fort Drum Travel Plaza, Florida Tpke., Okeechobee, FL
Nathan’s Famous	MacArthur Center Mall, 300 Monticello Ave., Norfolk, VA
Nathan’s Famous	Concord Mills Mall, 8111 Concord Mills Blvd., Charlotte, NC
Nathan’s Famous	Leesburg Mall, Leesburg, VA
Nathan’s Famous	Orlando Int’l Airport, Delta Terminal, Orlando, FL
Nathan’s Famous	White Plains Galleria Mall, White Plains, NY
Nathan’s Famous	Paramus Park Mall, Paramus, NJ
Nathan’s Famous	Ocean County Mall, Toms River, NJ
Nathan’s Famous	Westchester Mall, 125 Westchester Ave., White Plains, NY
Nathan’s Famous	Palisades Center, 36-21 Palisades Center Drive, Nyack, New York
Nathan’s Famous	Kings Plaza Mall, 5424 Kings Plaza, Brooklyn, NY
Nathan’s Famous	238-19 Linden Blvd., Elmont, NY
Nathan’s Famous	Westfield North County, 272 E. Via Rancho Pkwy., Escondido, CA
Nathan’s Famous	Philadelphia Outlet Center, 18 Lightcap Rd., Pottstown, PA
Nathan’s Famous	Jackson Outlet Center, Jackson, NJ
Nathan’s Famous	Penn State Univ., HUB-Robeson Center, University Park, PA
Nathan’s Famous	Mall at Steamtown, 300 Lackawanna Ave, Scranton, PA
Nathan’s Famous	Lenox Square Mall, 3393 Peachtree Road, Atlanta, GA
Nathan’s Famous	Trumbull Mall, Trumbull, CT
Nathan’s Famous	Cortland Town Center, 3139 E. Main Street, Mohegan Lake, NY
Nathan’s Famous	1530 Old Country Road, Westbury, NY
Nathan’s Famous	Hartsfield Atlanta Int’l Airport, Concourse B, Gate 27, Atlanta, GA

Nathan’s Famous	Hartsfield Atlanta Int’l Airport, Concourse D, Gate 21, Atlanta, GA
Nathan’s Famous	Hartsfield Atlanta Int’l Airport, Concourse T, Gate 6/7, Atlanta, GA
Nathan’s Famous	Newport Center Mall, Jersey City, NJ
Nathan’s Famous	569 Myrtle Avenue, Brooklyn, NY
Nathan’s Famous	251 East 14th Street, New York, NY
Nathan’s Famous	Jersey Gardens Mall, Elizabeth, NJ
Nathan’s Famous	Brunswick Square Mall, 755 Route 18, East Brunswick, NJ
Nathan’s Famous	Monmouth Mall, Route 36 and 35, Eaton Town, NJ
Nathan’s Famous	Nanuet Mall, 75 West Route 59, Nanuet, NY
Nathan’s Famous	Sawgrass Mall, 12801 W. Sunrise Blvd., Sunrise, FL
Nathan’s Famous	Victoria Gardens Mall, 12434 N. Main Street, Rancho Cucamonga, CA
Nathan’s Famous	Coastland Center Mall, Naples, FL
Nathan’s Famous	Coconut Point Mall, 2311 Fashion Drive, Estero, FL
Nathan’s Famous	166 North 2nd Street, Camden, NJ
Nathan’s Famous	3600 Grand Avenue, Coconut Grove, NJ
Nathan’s Famous	Staten Island Ferry, Whitehall Ferry Building, New York, NY
Nathan’s Famous	Tanger Deer Park Outlets, Deer Park, NY
Nathan’s Famous	105 West Montauk Highway, Hampton Bays, NY
Nathan’s Famous	Meadowlands Xanadu, East Rutherford, NJ
Nathan’s Famous	Miami Int’l Airport, Concourse C, Miami, FL
Nathan’s Famous	1310 Surf Avenue, Coney Island, NY
Nathan’s Famous	650 86th Street, Brooklyn, NY
Nathan’s Famous	2290 Central Park Avenue, Yonkers, NY
Nathan’s Famous	3131 Long Beach Road, Oceanside, NY
Nathan’s Famous	229 Broadhollow Road, Farmingdale, NY
Nathan’s Famous	Aeropuerto Internacional De LaRomana, Casa De Campo, Santo Domingo, Dominican Republic
Nathan’s Famous	Cibao Bowling, Autopista Duarte KM 3 ½, Entrada el Embrujo 111, Santiago, Dominican Republic
Nathan’s Famous	Aeropuerto Internacional de Punta Cana, Punta Cana, Dominican Rep.
Nathan’s Famous	Aeropuerto Internacional de Santiago, Santiago, Dominican Rep.
Nathan’s Famous	Colony Center Mall, Albany, New York
Nathan’s Famous	Miami Int’l Airport, Concourse H, Miami, FL
Nathan’s Famous	Greensboro Piedmont Airport, Greensboro, NC
Nathan’s Famous	JFK Int’l Airport, New Jet Blue Terminal, Queens, NY
Nathan’s Famous	Valdosta State University, Valdosta, GA
Nathan’s Famous	Melbourne Square Mall, Melbourne, FL
Nathan’s Famous	Christiana Mall, Newark, DE
Nathan’s Famous	Raleigh-Durham Airport, Raleigh, NC
Nathan’s Famous	Tinton Falls Outlet Center, Tinton Falls, NJ
Nathan’s Famous	NJ Expo Center, Edison, NJ
Nathan’s Famous	Trump Plaza, Atlantic City, NJ
Nathan’s Famous	New York New York Casino, Las Vegas, NV
Nathan’s Famous	Mariner’s Crossing, Spring Hill, FL
Miami Subs	7301 Overseas Highway, Marathon, FL (MS#4)
Miami Subs	1920 S. Federal Highway, Boynton Beach, FL (MS#9)
Miami Subs	19000 NW 2nd Avenue, North Miami, FL (MS#14)
Miami Subs	661 W. Sunrise Blvd, Ft. Lauderdale, FL (MS#16)
Miami Subs	750 West Sample Road, Pompano Beach, FL (MS#17)
Miami Subs	1198 South State Road 7, North Lauderdale, FL (MS#19)
Miami Subs	4513 Lakeworth Road, Green Acres City, FL (MS#20)
Miami Subs	116 W. Hallandale Beach Blvd., Hallandale, FL (MS#21)
Miami Subs	317 W. Atlantic Blvd., Pompano Beach, FL (MS#22)
Miami Subs	4999 S. State Road 7, Davie, FL (MS#23)

Miami Subs	5875 N.W. 36th Street, Miami, FL (MS#24)
Miami Subs	1851 Broadway, Riviera Beach, FL (MS#27)
Miami Subs	1955 S. State Road 7, Hollywood, FL (MS#28)
Miami Subs	5001 N. University Drive, Lauderhill, FL (MS#30)
Miami Subs	1600 W. 49th Street, Hialeah, FL (MS#33)
Miami Subs	600 N.W. 167th Street, Miami, FL (MS#40)
Miami Subs	2484 N. State Road 7, Lauderdale, Lakes, FL (MS#42)
Miami Subs	3712 W. Columbus Drive, Tampa, FL (MS#44)
Miami Subs	2600 Okeechobee Blvd., West Palm Beach, FL (MS#48)
Miami Subs	7781 Pines Blvd., Pembroke Pines, FL (MS#50)
Miami Subs	888 S. Military Trail, West Palm Beach, FL (MS#52)
Miami Subs	952 North Lake Blvd., Lake Park, FL (MS#60)
Miami Subs	2035 Highway 434, Longwood, FL (MS#61)
Miami Subs	210 SW 40th Avenue, Plantation, FL (MS#76)
Miami Subs	2501 SW 87th Avenue, Miami, FL (MS#90)
Miami Subs	12605 Biscayne Blvd., Miami, FL (MS#104)
Miami Subs	7140 Collins Avenue, Miami Beach, FL (MS#105)
Miami Subs	1099 NW 42nd Ave., Miami, FL (MS#125)
Miami Subs	1101 Washington Avenue, Miami Beach, FL (MS#133)
Miami Subs	1505 S. Federal Highway, Dania, FL (MS#137)
Miami Subs	1420 University Drive, Coral Springs, FL (MS#164)
Miami Subs	4742 North Congress Avenue, Boynton Beach, FL (MS#172)
Miami Subs	641 Route 18 South, East Brunswick, NJ (MS#208)
Miami Subs	Ft. Lauderdale Airport, Ft. Lauderdale, FL (MS#212)
Miami Subs	Brandsmart/4320 NW 167th Street, North Miami, FL (MS#216)
Miami Subs	6694 NW 186th Street, Hialeah, FL (MS#248)
Miami Subs	819 Lake Worth Ave., Lake Worth, FL 33460 (MS#257)